SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
                       (AMENDMENT NO. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or
(S)240.14a-12

PEOPLES S&P MIDCAP INDEX FUND, INC.
   -----------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)

               PEOPLES S&P MIDCAP INDEX FUND, INC.
  -------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
14a-6(j)(2).

[_]  $500 per each party to the controversy pursuant to Exchange
Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules
14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

(4)  Proposed maximum aggregate value of transaction:
__________________________
* Set forth the amount on which the filing fee is calculated and state how it was determined.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

Notes:

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                                            March 31, 1995

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Attention: 1934 Act Filings

Gentlemen:

Pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934, as amended, transmitted herewith for filing is a copy of additional preliminary proxy materials for a meeting of stockholders of Peoples S&P MidCap Index Fund, Inc. The filing fee of $125 for the Fund was forwarded prior to filing the preliminary proxy materials on December 23, 1994.

It is estimated that the additional proxy materials will be mailed to stockholders of record on or about April 4, 1995.

                                             March 31, 1995


               PEOPLES S&P MIDCAP INDEX FUND, INC.


    NOTICE OF ADJOURNMENT OF SPECIAL MEETING OF STOCKHOLDERS


          The special meeting of stockholders of Peoples S&P MidCap Index Fund, Inc. has been adjourned to Monday, April 24, 1995 at 10:00 a.m., and will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York.